                                                                    EXHIBIT 10.7



                      AMENDED AND RESTATED PLEDGE AGREEMENT
                            OF DOMESTIC SUBSIDIARIES

     THIS AMENDED AND RESTATED PLEDGE AGREEMENT OF DOMESTIC SUBSIDIARIES (this "Agreement") dated as of November 30, 2001 by and among CCC INFORMATION SERVICES INC., a Delaware corporation (the "Company"), and the other Pledgors listed on
Schedule I attached hereto ("Subsidiary Pledgors") (the Company and the Subsidiary Pledgors are collectively hereinafter referred to as the "Pledgors") and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Administrative Agent for the Lender Parties referred to below (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

     WHEREAS, the Company entered into that certain Amended and Restated Credit Facility Agreement with certain lenders party thereto (the "Original Lenders") and the Administrative Agent dated as of October 29, 1998 (as heretofore amended, restated or otherwise modified, the "Original Credit Agreement"), pursuant to which the Original Lenders made certain loans and other financial accommodations available to the Company from time to time;

     WHEREAS, in connection with the Original Credit Agreement, the Pledgors executed that certain Pledge Agreement of Domestic Subsidiaries, dated April 17, 2001 in favor of the Administrative Agent (as heretofore amended, restated or otherwise modified, the "Original Pledge Agreement");

     WHEREAS, the Company, the Administrative Agent and certain financial institutions party to the Original Credit Agreement (the "Lenders") desire to amend and restate the Original Credit Agreement and enter into the Second Amended and Restated Credit Facility Agreement (as amended, restated or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations available to the Company from time to time;

     WHEREAS, each Subsidiary Pledgor, as a direct or indirect Subsidiary of the Company, will derive substantial direct and indirect economic benefits from the extension of such loans and other financial accommodations to the Company;

     WHEREAS, the Administrative Agent and the Lenders have required, as a further condition to entering into the Credit Agreement and to extending such loans and other financial accommodations that each of the Pledgors enter into this pledge of their equity ownership interests in the domestic entities listed on Schedule I attached hereto;

     WHEREAS, each of the Subsidiary Pledgors has executed and delivered a guaranty (as amended, restated or otherwise modified from time to time, the "Guaranty") of the obligations of the Company under the Credit Agreement, the Notes and the other Loan Documents;

     WHEREAS, the obligations of the Company under the Credit Agreement, the Notes and the other Loan Documents and the obligations of the Subsidiary Pledgors under the Guaranty are to be secured pursuant to this Agreement.

     NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Company under or in connection with the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. When used herein, (a) capitalized terms which are not otherwise defined have the meanings assigned thereto in the Credit Agreement; and (b) the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

          Collateral - see Section 2.

          Default means the occurrence and continuance of any Event of Default under Article 7 of the Credit Agreement.

          Issuer means the issuer of any of the shares of equity ownership interests or other securities representing all or any of the Collateral.

          Lender Party means each Lender and any Affiliate of a Lender which is a party to a Hedging Agreement with the Company.

          Liabilities means (i) all obligations (monetary or otherwise) of the Company, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement, the Notes, this Agreement, any other Loan Document or any document or instrument executed in connection therewith; (ii) all Hedging Obligations owed by the Company to any Lender Party; and (iii) all obligations (monetary or otherwise) of each Subsidiary Pledgor under the Guaranty, any other Loan Document to which it is a party and any other document or instrument executed by it, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

          2. Pledge. As security for the payment of all Liabilities, the Pledgors hereby reaffirm and pledge to the Administrative Agent for the benefit of the Lender Parties, and grant to the Administrative Agent for the benefit of the Lender Parties a continuing security interest in, all of the following:

          (a) All of the equity ownership interests and other securities described in Schedule I hereto, all of the certificates and/or instruments representing such equity ownership interests and other securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such equity ownership interests or other securities;


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          (b) All additional equity ownership interests in any of the Issuers listed in Schedule I hereto at any time and from time to time acquired by any of the Pledgors in any manner, all of the certificates representing such additional equity ownership interests, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such equity ownership interests;

          (c) All other property hereafter delivered to the Administrative Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interests, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

          (d) All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the "Collateral".

     The Pledgors agree to deliver to the Administrative Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any Collateral (other than dividends which the Pledgors are entitled to receive and retain pursuant to Section 5 hereof) which may at any time or from time to time come into the possession or control of the Pledgors; and prior to the delivery thereof to the Administrative Agent, such Collateral shall be held by the Pledgors separate and apart from its other property and in express trust for the Administrative Agent.

     3. Warranties; Further Assurances. Each Pledgor warrants to the Administrative Agent and each Lender Party that: (a) the applicable Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the sole, direct, legal and equitable owner of the Collateral owned by such Pledgor free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder and under the other Loan Documents; (b) the pledge and delivery of the Collateral pursuant to this Agreement will create a valid perfected security interest in the Collateral in favor of the Administrative Agent; (c) all of the equity ownership interests referred to in Schedule I hereto are duly authorized, validly issued, fully paid and non-assessable; (d) as to each Issuer whose name appears in Schedule I hereto, the Collateral represents on the date hereof not less than the applicable percentage (as shown in Schedule I hereto) of the total equity ownership interests issued and outstanding of such Issuer; (e) the information contained in Schedule I hereto is true and accurate in all respects;
(f) the equity ownership interests listed on Schedule I hereto are the only equity ownership interests owned by the applicable Pledgor in any direct or indirect Subsidiary or joint venture of such Pledgor other than equity ownership interests (i) listed on Schedule II hereto (such equity interests have been pledged to the Administrative Agent pursuant to a separate pledge agreement or are not pledged to the Administrative Agent as indicated on Schedule II); and
(ii) constituting publicly-traded securities acquired by such Pledgor for the purpose of obtaining information distributed by the issuer of such securities to its shareholders generally, provided that the market value of the securities described in this clause (ii) (1) did not exceed $10,000 of any individual issuer at the time the same were acquired by such Pledgor and

(2) does not exceed $100,000 in the aggregate as of the date hereof; (g) each Pledgor has the right, subject to the provisions of the Loan Documents, (i) to vote the Collateral owned by it, and (ii) to pledge and grant a security interest in all or any part of the Collateral owned by it free of any Lien; and
(h) each Pledgor has the right (subject, however, to the Securities Act of 1933, as amended, other applicable securities laws and/or the terms and provisions of the Loan Documents) to otherwise transfer all or any part of the Collateral owned by it free of any Lien.

     So long as any of the Liabilities (other than contingent indemnification obligations) shall be outstanding or any commitment shall exist on the part of the Administrative Agent or any Lender Party with respect to the creation of any Liabilities, each Pledgor (i) shall not, without the express prior written consent of the Administrative Agent or as expressly permitted pursuant to the Credit Agreement, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the equity ownership interests of any Issuer which is pledged hereunder; (ii) authorizes the Administrative Agent to file all financing statements, and amendments thereto, deemed reasonably appropriate by the Administrative Agent in connection with the perfection of a security interest in the Collateral owned by it (and will pay the cost of filing or recording the same in all public offices deemed reasonably necessary by the Administrative Agent), and will, upon the request of the Administrative Agent, execute such financing statements, and amendments thereto, and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Administrative Agent) and do such other acts and things, all as the Administrative Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral owned by it (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities, and ratifies and affirms its authorization for any financing statements and/or amendments thereto, filed by the Administrative Agent in any jurisdiction prior to the date of this Agreement; (iii) will execute and deliver to the Administrative Agent such stock powers and similar documents relating to the Collateral owned by it, satisfactory in form and substance to the Administrative Agent, as the Administrative Agent may reasonably request; and
(iv) will furnish the Administrative Agent or any Lender Party such information concerning the Collateral owned by it as the Administrative Agent or such Lender Party may from time to time reasonably request, and will permit the Administrative Agent or any Lender Party or any designee of the Administrative Agent or any Lender Party, from time to time at reasonable times and on reasonable notice (or at any time without notice during the existence of a Default), to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgors which pertain to the Collateral owned by it, and will, upon request of the Administrative Agent at any time when a Default has occurred and is continuing, deliver to the Administrative Agent all of such records and papers.

     The Pledgors may from time to time during the term of this Agreement, upon written notice to the Administrative Agent, supplement Schedule I hereto; provided that (i) the transaction or event giving rise to the need to supplement such Schedule I is permitted by the Loan Documents, and (ii) no such supplement shall be effective if the effect of such supplement would be to diminish, decrease or impair in any respect Administrative Agent's security interest in the Collateral.

     4. Holding in Name of Administrative Agent, etc. The Administrative Agent may from time to time after the occurrence and during the continuance of a Default, without notice to



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the Pledgors, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Administrative Agent or any nominee or sub-agent for the Administrative Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of the Pledgors to allow collection of the Collateral, (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Collateral.

     5. Voting Rights, Dividends, etc. (a) Notwithstanding the provisions of Section4 hereof, so long as the Administrative Agent has not given the notice referred to in paragraph (b) below:

               (i) Each Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights relating or pertaining to the Collateral owned by it or any part thereof for any purpose.

               (ii) Each Pledgor shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral owned by it which are paid in cash by any Issuer if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of the Collateral owned by it or any part thereof made in shares of equity ownership interests or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by the Pledgors, shall be forthwith delivered to the Administrative Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

               (iii) The Administrative Agent shall execute and deliver, or cause to be executed and delivered, to the Pledgors all such proxies, powers of attorney, dividend orders and other instruments as the Pledgors may reasonably request for the purpose of enabling the Pledgors to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which it is authorized to retain pursuant to clause (B) above.

          (b) Upon notice from the Administrative Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which



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

     the Pledgors are entitled to exercise pursuant to Section 5(a)(A) hereof, and all rights of the Pledgors to receive and retain dividends pursuant to
     Section 5(a)(B) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Administrative Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends. Any and all money and other property paid over to or received by the Administrative Agent pursuant to this paragraph (b) shall be retained by the Administrative Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

     6. Notices. Any notice required or permitted to be given under this Agreement shall be sent by United States mail, telegraph, telex, fax or nationally established overnight courier service, and shall be deemed received
(i) when received by the addressee if sent via the United States mail, postage prepaid, (ii) when delivered to the appropriate office or machine operator for transmission, charges prepaid, if sent by telegraph or telex (answerback confirmed in the case of telexes), (iii) when receipt thereof by the addressee is confirmed by telephone if sent by fax and (iv) two business days after delivery to an overnight courier service, if sent by such service, in each case addressed to the relevant party at the address set forth for such party on the signature pages hereof or at such other address as may be designated by such party in a notice sent in accordance with the terms of this Section 6 to the other parties.

     7. Remedies. Whenever a Default shall exist, the Administrative Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction or otherwise available to it. Without limiting the foregoing, whenever a Default shall exist the Administrative Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of the Pledgors therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase or allow any Lender Party to bid for and purchase any or all of the Collateral at any such public sale, and if permitted by applicable law, buy all or any part of the Collateral at any such private sale and (b) shall have the right, for and in the name, place and stead of the Pledgors, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. The Pledgors hereby expressly waive, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Administrative Agent of any of its rights and remedies during the continuance of a Default. Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any other requirement of notice, demand, or advertisement for sale is to the extent permitted by law, waived. The Pledgors will pay to the Administrative Agent all expenses (including without limitation, court costs and attorneys' and paralegals' fees and expenses) of, or incident to, (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale or collection of or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent hereunder, or (iv) the failure by the Pledgors to perform or observe any provision hereof. Any proceeds of any of the Collateral may be applied by the Administrative Agent to the payment of such expenses in connection with the Collateral, and any balance of such proceeds may be applied by the Administrative Agent toward the payment of such of the Liabilities, and in such



                                       6
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order of application as provided in Section 1.5.3 of the Credit Agreement (and, after payment in full of all Liabilities, any excess shall be delivered to the Pledgors or as a court of competent jurisdiction shall direct).

     The Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Pledgors agree that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Administrative Agent shall not be liable or accountable to the Pledgors for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     8. The Administrative Agent Appointed Attorney-in-Fact. The Pledgors hereby appoint the Administrative Agent as the Pledgors' attorney-in-fact, with full authority in the place and stead of the Pledgors and in the name of the Pledgors or otherwise, from time to time when a Default exists and in the Administrative Agent's discretion to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgors representing any distribution, interest payment or other dividend distribution in respect of the Collateral or any part thereof and to give full discharge for the same. This power of attorney created under this Section 8, being coupled with an interest, shall be irrevocable for the term of this Agreement, but shall not be deemed to authorize the Administrative Agent to take any action which the Pledgors could not be required to take hereunder.

     9. General. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as the Pledgors shall request in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by the Pledgors, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral.

     No delay on the part of the Administrative Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Administrative Agent and the applicable Pledgor, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.



                                       7
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     All obligations of the Pledgors and all rights, powers and remedies of the
Administrative Agent and the Lender Parties expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

     This Agreement shall be construed in accordance with the internal laws of the State of Illinois (including, without limitation, 735 Illinois Compiled Statutes ss.105/5-5). Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     This Agreement shall be binding upon the Pledgors and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Pledgors and the Administrative Agent and the successors and assigns of the Administrative Agent.

     This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually-executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile shall also deliver a manually-executed counterpart of this Agreement, but the failure to deliver a manually-executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGORS HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE PLEDGORS FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF THE PLEDGORS SPECIFIED IN, OR PURSUANT TO, THE CREDIT AGREEMENT, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE PLEDGORS HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH

COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     EACH OF THE PLEDGORS, THE ADMINISTRATIVE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH LENDER PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     This Agreement shall become effective, and shall amend and restate the Original Pledge Agreement upon the execution of this Agreement by the parties signatory hereto as of the date hereof (the "Effective Date"); and from and after the Effective Date, (i) all references made to the Original Pledge Agreements in the Loan Documents or in any other instrument or document shall, without more, be deemed to refer to this Agreement, as may hereafter be amended, restated or otherwise modified, and (ii) the Original Pledge Agreement shall be deemed amended and restated in its entirety hereby.

                             SIGNATURE PAGE FOLLOWS




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
     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

                                       CCC INFORMATION SERVICES INC.


                                       By:    /s/ Reid E. Simpson
                                           ------------------------------
                                            Name:   Reid E. Simpson
                                            Title:  Executive Vice President
                                                    and Chief Financial Officer

                                       Address:
                                       444 Merchandise Mart
                                       Chicago, IL  60654

                                       CCC CONSUMER SERVICES INC.


                                       By:    /s/ Reid E. Simpson
                                           ------------------------------
                                            Name:   Reid E. Simpson
                                            Title:  Executive Vice President,
                                                    Chief Financial Officer and
                                                    Treasurer

                                       Address:
                                       1100 South State Road 7, Suite 201
                                       Margate, FL  33068

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       as Administrative Agent


                                       By:     /s/ Aimee W. Daniels
                                           ------------------------------
                                            Name: Aimee W. Daniels
                                            Title: Sr. Vice President

                                       Address:
                                       135 South LaSalle
                                       Chicago, IL 60603
                                       Phone: 312/904-4130
                                       FAX:   312/904-0409